UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

August 14, 2009

Date of report (Date of earliest event reported)

IPtimize, Inc.

(Exact name of Registrant as specified in Charter)

Delaware	000-52830	84-1471798
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

1720 S. Bellaire Street, Suite 200, Denver, CO 80222

(Address of principal executive office, including zip code)

(303) -268-3600

(Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5    Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 14, 2009, Paul Maxwell and Michael Geller resigned from the Board of Directors, of IPtimize, Inc. (the “Company”). Mr.’s. Maxwell and Geller resignations were not due to any disagreement or dispute with the Company. The Board is in the process of searching for replacements for their positions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IPTIMIZE, INC.

Date: August 18, 2009	/s/ Donald W. Prosser
By: Donald W. Prosser, CFO